Filed Pursuant to Rule 497(a) File No. 333-239681 File No. 333-239681 Rule 482 AD

 SuRo Capital Corp. Prices Public Offering of $70,000,000 6.00% Notes Due 2026

SAN FRANCISCO, CA, December 9, 2021 (GLOBE NEWSWIRE) – SuRo Capital Corp. (“SuRo Capital” or the “Company”) (Nasdaq:SSSS) today announced that it has priced a registered public offering of $70,000,000 aggregate principal amount of its 6.00% Notes due 2026 (the “Notes”), which will result in net proceeds to the Company of approximately $67,462,500 (or approximately $77,634,375 if the underwriters fully exercise the overallotment option described below) based on a public offering price of 100% of the aggregate principal amount of the Notes, after deducting payment of underwriting discounts and commissions and estimated offering expenses payable by the Company.

The Notes will mature on December 30, 2026 and may be redeemed in whole or in part at any time, or from time to time, at the Company’s option on or after December 30, 2024. The Notes will bear interest at a rate of 6.00% per year, payable quarterly on March 30, June 30, September 30, and December 30 of each year, beginning on March 30, 2022. The Company has also granted the underwriters a 30-day option to purchase an additional $10,500,000 aggregate principal amount of Notes to cover overallotments, if any.

The offering is subject to customary closing conditions and is expected to close on December 17, 2021. The Company has submitted an application for the Notes to be listed and trade on The Nasdaq Global Market under the trading symbol “SSSSL”. If approved for listing, the Company expects the Notes to begin trading within 30 days from the original issue date.

The Company intends to use the net proceeds from this offering to make investments in portfolio companies in accordance with its investment objective and strategies, and for general corporate purposes.

Ladenburg Thalmann & Co. Inc., InspereX LLC, and Barrington Research Associates, Inc. are acting as underwriters of this offering.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated December 9, 2021, and accompanying prospectus, dated July 27, 2020, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

SuRo Capital Corp.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from: Ladenburg Thalmann & Co. Inc., 640 5th Ave., 4th Floor, New York, New York 10019, or: 1-800-573-2541, or: prospectus@ladenburg.com.

About SuRo Capital Corp.

SuRo Capital Corp. (Nasdaq:SSSS) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. The fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. SuRo Capital is headquartered in San Francisco, CA. Connect with the company on Twitter, LinkedIn, and at www.surocap.com.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements”, which relate to future events or our future operations, performance or financial condition. Forward-looking statements include statements regarding our intentions related to the offering discussed in this press release, including the use of proceeds from the offering. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. All forward-looking statements speak only as of the time of this press release.

Contact

SuRo Capital Corp.

(650) 235-4769

IR@surocap.com

Media Contact

Bill Douglass

Gotham Communications, LLC

Communications@surocap.com